Exhibit 99.1

Renesas to Acquire Integrated Device Technology,

to Enhance Global Leadership in Embedded Solutions

Key Transaction Highlights:

•	Acquisition of analog mixed-signal company adds complementary product lines, supporting Renesas’ growth strategy

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IDT’s analog mixed-signal products including sensors, high performance interconnect, RF & optical and wireless power join Renesas’ MCUs, SoCs and power management ICs to deliver comprehensive solutions addressing the increasing demand from IoT to big data processing

•

IDT’s products for memory interconnect and specialized power management enable Renesas to create growth in expanding data economy fields and to further strengthen its presence in the industrial and automotive segments

•	US$49.00 per share in cash to be paid for all IDT outstanding shares, representing a premium of approximately 29.5 percent over the unaffected price of IDT’s common stock as of August 30, 2018

•	The transaction is expected to be highly accretive to Renesas’ pro-forma non-GAAP gross margin, non-GAAP EPS (earnings per share) and free cash flows immediately after closing

•	Renesas plans to finance the transaction with cash reserves and approximately 679.0 billion yen of bank loans. There will no issuance of additional share capital for this transaction.

TOKYO, Japan, September 11, 2018 JST | San Jose, California, U.S.A., September 10, 2018—Renesas Electronics Corporation (“Renesas”, TSE: 6723), a premier supplier of advanced semiconductor solutions, and Integrated Device Technology, Inc. (“IDT”, NASDAQ: IDTI), a leading supplier of analog mixed-signal products including sensors, connectivity and wireless power, today announced they have signed a definitive agreement under which Renesas will acquire IDT for US$49.00 per share in an all-cash transaction representing an equity value of approximately US$6.7 billion (approximately 733.0 billion yen at an exchange rate of 110 yen to the dollar). The acquisition combines two recognized leaders in embedded processors and analog mixed-signal semiconductors, each with unique strengths in delivering products to improve performance and efficiency in high-computing electronic systems. The boards of directors of both companies have unanimously approved the transaction. Closing of the transaction is expected to occur in the first half of 2019, following approvals by IDT shareholders and the relevant regulatory authorities.

Since 2016, Renesas has been executing its growth strategy to thrive in the global marketplace and become a global leading embedded solution provider. As part of this initiative, Renesas is working to expand its analog solution lineup and to strengthen its kit solution offerings that combine its microcontrollers (MCUs), system-on-chips (SoCs) and analog products. These efforts will be underpinned by revenue growth in its focus domains: automotive segment, which is expected to see tremendous growth with autonomous driving and EV/HEV; industrial and infrastructure segments, which are expected to advance with Industry 4.0 and 5G (fifth-generation) wireless communications, as well as the fast-growing IoT segment. Renesas views accretive acquisitions as key enablers in achieving this growth strategy to deliver further incremental growth. The completion of the Intersil Corporation acquisition in February 2017 enabled Renesas to add industry-leading power management and precision analog capabilities to its product portfolio. Renesas is capitalizing the exciting opportunities in its focus business segments by offering combined solutions. The transaction announced today further accelerates Renesas’ growth strategy, bringing substantial strategic and financial benefits.

●	Complementary products expand Renesas’ solution offerings

The acquisition will provide Renesas with access to a vast array of robust analog mixed-signal capabilities in embedded systems, including RF, advanced timing, memory interface & power management, optical interconnect, wireless power, and smart sensors. The combination of these product lines with Renesas’ advanced MCUs and SoCs and power management ICs enables Renesas to offer comprehensive solutions that support the increasing demand of high data processing performance. The enriched solution offerings will bring optimal systems from external sensors through analog front-end to processors and interfaces.

●	Expands business growth opportunities

IDT’s analog mixed-signal products for data sensing, storage and interconnect are key devices that support the growth of data economy. Acquisition of these products enables Renesas to extend its reach to fast-growing data economy-related applications including data center and communication infrastructure, and to strengthen its presence in the industrial and automotive segments.

●	Acceleration of global management and operations

The Intersil acquisition brought diverse talent and management capabilities to accelerate Renesas’ global operations. The transaction announced today extends this effort and will provide Renesas with further proficiency to execute global strategy.

●	Substantial financial benefits

Renesas anticipates near- and long-term revenue growth from expanded opportunities and access to fast-growing industries, and cost savings from a greater scale business platform to bring innovation and improvements with an expected financial impact of approximately over US$250 million (non-GAAP operating income per year on a run rate basis). The transaction is expected to be accretive to Renesas’ non-GAAP gross margin and non-GAAP earnings per share by approximately 1.6%pts and 18% (Note), respectively, immediately after closing.

“This acquisition will bring us complementary, market-leading analog mixed-signal assets and an incredibly talented group of professionals to help us boost our embedded solution capabilities,” said Bunsei Kure, Representative Director, President and CEO of Renesas. “IDT’s products combined with our MCUs, SoCs and power management ICs will enable Renesas to widen its product offerings as well as to expand its reach into areas such as the growing data economy-related space.”

“The combination of Integrated Device Technology’s analog mixed-signal leadership with Renesas’ world-leading microcontroller and automotive/industrial franchise creates a new global powerhouse,” said Gregory L. Waters, President and CEO of IDT. “The Combined company will possess the key capabilities that customers in the modern data economy demand.”

IDT shares are to be acquired at a price of US$49.00 per share, for a total equity value of approximately US$6.7 billion (approximately ¥733.0 billion at an exchange rate of 110 yen to the dollar). Renesas plans to finance the transaction with cash reserves and approximately 679.0 billion yen of bank loans. Renesas does not intend to raise equity financing for this transaction.

Morgan Stanley, BofA Merrill Lynch and Mizuho Securities acted as financial advisors to Renesas; Morrison & Foerster LLP, and Covington & Burling LLP and Nagashima Ohno & Tsunematsu acted as Renesas’ legal counsel. J.P. Morgan acted as exclusive financial advisor to IDT; Latham & Watkins LLP acted as IDT’s legal counsel.

(Note) Simple sum of Renesas FY17/12 actual and IDT FY18/3 actual, non-GAAP basis

About Renesas Electronics Corporation

Renesas Electronics Corporation (TSE: 6723) delivers trusted embedded design innovation with complete semiconductor solutions that enable billions of connected, intelligent devices to enhance the way people work and live—securely and safely. The number one global supplier of microcontrollers, and a leader in Analog & Power and SoC products, Renesas provides the expertise, quality, and comprehensive solutions for a broad range of Automotive, Industrial, Home Electronics (HE), Office Automation (OA) and Information Communication Technology (ICT) applications to help shape a limitless future. Learn more at renesas.com.

About IDT

Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, high performance timing, memory interface, real-time interconnect, optical interconnect, wireless power and smart sensors are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT can be found at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Media Contacts

Renesas Electronics Corporation

Kyoko Okamoto

+81 3-6773-3001

pr@renesas.com

Integrated Device Technology, Inc.

Krista Pavlakos

Director, Demand Creation & Communications

Phone: (408) 574-6640

Email: Krista.Pavlakos@idt.com

Investor Contacts

Renesas Electronics Corporation

Makie Uehara

+81 3-6773-3002

ir@renesas.com

Integrated Device Technology, Inc.

Krishna Shankar

Head of Investor Relations

408-284-6515

ir@idt.com